EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First National Banc, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned, Roscoe H. Mullis, Chairman and Chief Executive Officer of the Company, and David G. Moffat, President and Chief Operating Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Roscoe H. Mullis
Roscoe H. Mullis
Chairman and Chief Executive Officer
August 16, 2004

/s/ David G. Moffat
David G. Moffat
President and Chief Operating Officer
(principal financial and accounting officer)
August 16, 2004